UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒ Definitive Proxy Statement

☐ Definitive Additional Materials

☐ Soliciting Material Pursuant to Rule 14a-12

J.P. Morgan Access Multi-Strategy Fund, LLC

J.P. Morgan Access Multi-Strategy Fund II

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒ No fee required.

☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

4)	Proposed maximum aggregate value of transaction:

5)	Total fee paid:

☐	Fee paid with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount Previously Paid:

2)	Form, Schedule or Registration Statement No.:

3)	Filing Party:

4)	Date Filed:

J.P. Morgan Access Multi-Strategy Fund, LLC

J.P. Morgan Access Multi-Strategy Fund II

270 Park Avenue

New York, NY 10017

June 17, 2014

Dear Shareholder:

I am writing to ask for your vote on important matters concerning your investment in the J.P. Morgan Access Multi-Strategy Fund, LLC and/or the J.P. Morgan Access Multi-Strategy Fund II (each, a “Fund”). The Board of Directors/Trustees (each, a “Board”) of each Fund has called a joint special meeting of shareholders of the Funds scheduled for Wednesday, July 23, 2014 at 270 Park Avenue, New York, New York 10017, at 11:00 a.m. Eastern Time (the “Meeting”). The purpose of the Meeting is to seek shareholder approval of the nominees named in the enclosed joint proxy statement (the “Proxy Statement”) to the Board of each Fund.

It is important that you vote all proxies you receive.

The attached Proxy Statement relates to the following proposals that will be considered at the Meeting:

(1)	To elect the current thirteen (13) Directors/Trustees for each Fund; and

(2)	To transact such other business as may properly come before the Meeting and any adjournments or postponements thereof.

After careful consideration, each Board unanimously recommends that you vote “FOR” the proposal.

Detailed information about the proposal is contained in the enclosed materials. Your vote is very important to us regardless of the number of shares or interests you own. Whether or not you plan to attend the Meeting in person, please read the Proxy Statement and cast your vote promptly. If you plan to attend the meeting in person, you will be required to present a valid form of government-issued photo identification, such as a valid driver’s license or passport, and proof of share ownership as of May 30, 2014, the record date of the Meeting, as detailed in the Proxy Statement. It is important that your vote be received by no later than the time of the Meeting on Wednesday, July 23, 2014. VOTING IS QUICK AND EASY. EVERYTHING YOU WILL REQUIRE IS ENCLOSED. To cast your vote simply complete, sign and return the Proxy Card in the enclosed postage-paid envelope.

1

In addition to voting by mail, you may also vote either by telephone or via the Internet, as follows:

To vote by Telephone:	To vote by Internet:
(1) Read the Proxy Statement and have your Proxy Card at hand.	(1) Read the Proxy Statement and have your Proxy Card at hand.

(2) Call the toll-free number that appears on your Proxy Card.	(2) Go to the website that appears on your Proxy Card.

(3) Enter the control number set forth on the Proxy Card and follow the simple instructions.	(3) Enter the control number set forth on the Proxy Card and follow the simple instructions.

We encourage you to vote by telephone or via the Internet using the control number that appears on your enclosed Proxy Card. Use of telephone or Internet voting will reduce the time and costs associated with this proxy solicitation.

Whichever method you choose, please read the enclosed Proxy Statement carefully before you vote.

NOTE: You have received this Proxy Statement because you were a shareholder of record of at least one of the Funds on May 30, 2014 (“Record Date”). You may receive more than one set of proxy solicitation materials if you hold shares in more than one account or in more than one Fund. Please be sure to vote each account or Fund by utilizing one of the methods described on the Proxy Cards or by signing and dating each card and enclosing it in the postage-paid envelope provided for each Proxy Card. Certain other J.P. Morgan Funds not listed herein will also hold a special meeting at the place and on the date stated above. If you were also a shareholder of record on the Record Date of one or more of those other funds, you will receive a separate proxy statement and proxy card(s) relating to those funds. Please be certain to vote by telephone or via the Internet with respect to each J.P. Morgan Fund in which you are a shareholder of record or sign, date and return each proxy card you receive from us.

If you have any questions after considering the enclosed materials, please call 1 (866) 456-7052. We will get you the answers that you need promptly.

Sincerely,

Robert L. Young

President

2

J.P. Morgan Access Multi-Strategy Fund, LLC

J.P. Morgan Access Multi-Strategy Fund II

270 Park Avenue

New York, NY 10017

NOTICE OF JOINT SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD JULY 23, 2014

To the Shareholders:

NOTICE IS HEREBY GIVEN that J.P. Morgan Access Multi-Strategy Fund, LLC and J.P. Morgan Access Multi-Strategy Fund II (each a “Fund”) will hold a joint special meeting of shareholders at 270 Park Avenue, New York, New York 10017, on Wednesday, July 23, 2014 at 11:00 a.m. Eastern Time (the “Meeting”). Please contact Computershare at 1 866-456-7052 if you have any questions relating to attending the Meeting in person. The Meeting will be held for the following purposes:

(1)	To elect the current thirteen (13) Directors/Trustees for each Fund; and

(2)	To transact such other business as may properly come before the Meeting and any adjournments or postponements thereof.

You are entitled to vote at the Meeting and any adjournment(s) or postponement(s) thereof if you owned interests/shares (“shares”) of a Fund at the close of business on May 30, 2014 (the “Record Date”).

Whether or not you plan to attend the Meeting in person, please vote your shares. If you plan to attend the meeting in person, you will be required to present a valid form of government-issued photo identification, such as a valid driver’s license or passport, and proof of share ownership as of the Record Date, as detailed in the Proxy Statement. In addition to voting by mail you may also vote by either telephone or via the Internet, as follows:

To vote by Telephone:	To vote by Internet:
(1) Read the Proxy Statement and have your Proxy Card at hand.	(1) Read the Proxy Statement and have your Proxy Card at hand.

(2) Call the toll-free number that appears on your Proxy Card.	(2) Go to the website that appears on your Proxy Card.

(3) Enter the control number set forth on the Proxy Card and follow the simple instructions.	(3) Enter the control number set forth on the Proxy Card and follow the simple instructions.

We encourage you to vote by telephone or via the Internet using the control number that appears on your enclosed Proxy Card. Use of telephone or Internet voting will reduce the time and costs associated with this proxy solicitation.

Whichever method you choose, please read the enclosed Proxy Statement carefully before you vote.

Important Notice regarding the availability of Proxy Materials for the Joint Special Meeting of Shareholders to be held on July 23, 2014.

This Proxy Statement is available at www.proxy.direct.com/JPM-25469.

PLEASE RESPOND—WE ASK THAT YOU VOTE PROMPTLY IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION.

YOUR VOTE IS IMPORTANT.

By Order of the Boards,

Robert L. Young

President

J.P. Morgan Access Multi-Strategy Fund, LLC

J.P. Morgan Access Multi-Strategy Fund II

270 Park Avenue

New York, NY 10017

JOINT PROXY STATEMENT

JOINT SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON JULY 23, 2014

THIS JOINT PROXY STATEMENT IS BEING FURNISHED TO YOU IN CONNECTION WITH THE SOLICITATION OF PROXIES BY THE BOARD OF DIRECTORS/TRUSTEES (EACH, A “BOARD”) OF J.P. MORGAN ACCESS MULTI-STRATEGY FUND, LLC AND J.P. MORGAN ACCESS MULTI-STRATEGY FUND II (each, a “Fund”), to be voted at a Joint Special Meeting of Shareholders to be held on Wednesday, July 23, 2014, at 270 Park Avenue, New York, New York 10017, at 11:00 a.m. Eastern time, for the purposes set forth below and described in greater detail in this joint proxy statement (the “Proxy Statement”). (The meeting and any adjournment or postponement of the meeting is referred to in this Proxy Statement as the “Meeting.”) This Proxy Statement, along with a Notice of Joint Special Meeting of Shareholders and Proxy Card, is first being mailed to members/shareholders (“shareholders”) of the Funds on or about June 17, 2014.

The following Proposal will be considered and acted upon at the Meeting:

(1)	To elect the current thirteen (13) Directors/Trustees (“Trustees”) for each Fund; and

(2)	To transact such other business as may properly come before the Meeting and any adjournments or postponements thereof.

Shareholders of record of a Fund as of the close of business on May 30, 2014, the record date for the determination of shareholders entitled to notice of and to vote at the Meeting (the “Record Date”), are entitled to cast a number of votes equivalent to the shareholder’s investment percentage, in the case of the J.P. Morgan Access Multi-Strategy Fund, LLC (determined in accordance with such Fund’s limited liability company agreement), or number of shares owned, in the case of the J.P. Morgan Access Multi-Strategy Fund II, each determined as of the Record Date (“shares”).

Shares represented by proxies, unless previously revoked, will be voted at the Meeting in accordance with the instructions of the shareholders. If Proxy Cards have been executed, but no instructions are given, such proxies will be voted in favor of the proposal. To revoke a proxy, the shareholder giving such proxy must either (1) submit to the applicable Fund a subsequently dated Proxy Card, (2) deliver to the applicable Fund a written notice of revocation, or (3) otherwise give notice of revocation in open meeting, in all cases prior to the exercise of the authority granted in the proxy.

The presence in person or by proxy of shareholders holding a majority of the total number of votes eligible to be cast by all shareholders as of the Record Date shall constitute a quorum. In the event that the necessary quorum to transact business or the vote required to approve any proposal is not obtained by the date of the Meeting, a person named as proxy may propose one or more adjournments of the Meeting for a reasonable period or periods to permit further solicitation of proxies. In addition, if, in the judgment of the persons named as proxies, it is advisable to defer action on the proposal, the persons named as proxies may propose one or more adjournments of the Meeting with respect to such proposal for a reasonable period or periods.

If a shareholder wishes to participate in the Meeting, but does not wish to authorize the execution of a proxy by telephone or through the Internet, the shareholder may still submit the Proxy Card included with this Proxy Statement or attend the Meeting in person. If you plan to attend the meeting in person, you will be required to present a valid form of government-issued photo identification, such as a valid driver’s license or passport, and proof of share ownership as of the Record Date. See “Attending the meeting” on page 25.

The most recent annual and semi-annual reports of each Fund, including financial statements, for each Fund’s most recent fiscal year have been mailed previously to shareholders. If you would like to receive additional copies of these shareholder reports free of charge, or copies of any subsequent shareholder report, please make the request in writing to J.P. Morgan Funds Services, PO. Box 8528, Boston MA 02261-8528 or by calling 1-800-480-4111. Requested shareholder reports will be sent by first class mail within three business days of the receipt of the request.

PROPOSAL 1

RE-ELECTION OF THE TRUSTEES

What are shareholders being asked to approve?

The purpose of the Proposal is to elect the current Board for each Fund. It is intended that the enclosed Proxy Card will be voted for the election as Trustees of each Fund the thirteen current Trustees listed below. Under the 1940 Act, each Fund is required to seek shareholder approval whenever less than two-thirds of its Board members have been elected by shareholders. Although the Funds are not currently required to ask their shareholders to elect or re-elect Trustees since more than two-thirds of their current Trustees were previously elected by shareholders, the Funds are seeking shareholder approval at this time to accommodate potential future resignations or retirements.

Who are the Trustees to be Re-elected to the Board?

The Board, based on the recommendation of its Governance Committee, has nominated for election each of the Trustees who currently serve as Trustees of each Fund. Each Trustee would continue to hold office until his or her death, resignation, removal, incapacity, or retirement. The Trustees are John F. Finn, Dr. Matthew Goldstein, Robert J. Higgins, Frankie D. Hughes, Peter C. Marshall, Mary E. Martinez, Marilyn McCoy, Mitchell M. Merin, William G. Morton, Jr., Dr. Robert A. Oden, Jr., Marian U. Pardo, Frederick W. Ruebeck and James J. Schonbachler.

To fill the vacancies created by the retirement at the end of 2012 of three former Trustees, the Governance Committee and Board appointed Mary E. Martinez and Mitchell M. Merin to serve as Trustees effective January 1, 2013 and Marian U. Pardo to serve as Trustee effective February 1, 2013. For the J.P. Morgan Access Multi-Strategy Fund, LLC, each of the other Trustees was elected at a shareholder meeting held on August 18, 2010. For the J.P. Morgan Access Multi-Strategy Fund II, each of the other Trustees was elected by the initial shareholder on September 26, 2011. The Trustees are also trustees of the other registered investment companies in the J.P. Morgan Fund complex, a fund complex consisting of twelve registered investment companies advised by J.P. Morgan Investment Management Inc. (“JPMIM” or the “Adviser”) or its affiliates (the “J.P. Morgan Funds Complex”). JPMIM is a wholly-owned subsidiary of JPMorgan Chase & Co.

What are the qualifications of the Trustees to be elected to the Board?

The Board’s Governance Committee is responsible for selection and nomination of persons for election or appointment as Trustees. At the February 12,

2014 Board meeting, the Governance Committee and Board evaluated each Trustee. The following is a description of the factors considered by the Governance Committee and the Board in concluding that each Trustee should serve for re-election or election, as applicable as Trustee. The Governance Committee and Board evaluated each Trustee both individually and in the broader context of the Board’s overall effectiveness.

The Governance Committee and the Board considered the commitment that each Trustee has demonstrated in serving on the Board including the significant time each Trustee has devoted to preparing for meetings and the active engagement and participation of each Trustee at Board meetings. The Governance Committee and the Board also considered the character of each Trustee noting that each Trustee is committed to executing his or her duties as a trustee with diligence, honesty and integrity. The Governance Committee and the Board also considered the contributions that each Trustee has made to the Board in terms of experience, leadership, independence and the ability to work effectively and collaboratively with other Board members.

The Governance Committee also considered the significant and relevant experience and knowledge that each Trustee has with respect to registered investment companies and asset management. The Governance Committee and the Board noted the additional experience that each of the Trustees has gained with respect to registered investment companies as a result of his or her service on the J.P. Morgan Funds Board. The J.P. Morgan Funds overseen by the J.P. Morgan Funds Board represent almost every asset class including (1) fixed income funds including traditional bond funds, municipal bond funds, high yield funds, government funds, and emerging markets debt funds, (2) money market funds, (3) international, emerging markets and country/region funds, (4) equity funds including small, mid and large capitalization funds and value and growth funds, (5) index funds, (6) funds of funds, including target date funds, and (7) specialty funds including market neutral funds, long/short funds and funds that invest in real estate securities and commodity-related securities and derivatives. The Governance Committee and the Board also considered the experience that each Trustee had with respect to reviewing agreements with the Funds’ service providers in connection with their broader service to the J.P. Morgan Funds including each Fund’s investment adviser, custodian, and fund accountant.

The Governance Committee and the Board also considered the experience and contribution of each Trustee in the context of the Board’s leadership and committee structure. The Board currently has six standing committees including the Audit and Valuation Committee, the Compliance Committee, the Governance Committee, the Equity Committee, the Fixed Income Committee, and the Money Market and Alternative Products Committee. Prior to August 22, 2013, the Board had four committees: the Audit and Valuation Committee, the Compliance Committee, the

Governance Committee and the Investments Committee. The Investments Committee had three sub-committees: an Equity Subcommittee, a Fixed Income Subcommittee and a Money Market and Alternative Products Subcommittee. Effective August 22, 2013, the Investments Sub-Committees were reorganized into three separate investment committees: the Equity Committee, the Fixed Income Committee and the Money Market and Alternative Products Committee. Different members of the Board serve on these three investment committees with respect to each asset type thereby allowing the J.P. Morgan Funds Board to effectively evaluate information for the 166 Funds in the J.P. Morgan Funds Complex in a focused, disciplined manner.

The Governance Committee and the Board also considered the operational efficiencies achieved by having a single Board for the Funds and the other registered investment companies overseen by the Adviser and its affiliates as well as the extensive experience of certain Trustees in serving on Boards for registered investment companies advised by subsidiaries or affiliates of JPMorgan Chase & Co. and/or Bank One Corporation (known as “heritage J.P. Morgan Funds” or “heritage One Group Mutual Funds”).

In reaching its conclusion that each Trustee should continue to serve as a Trustee of each Fund, the Governance Committee and the Board also considered the following additional specific qualifications, contributions and experience of each Trustee:

John F. Finn. Mr. Finn has served on the J.P. Morgan Funds Board since 2005 and was a member of the heritage One Group Mutual Funds Board since 1998. Until February 2013, Mr. Finn served on the Audit and Valuation Committee. As a member of the Audit and Valuation Committee, Mr. Finn has participated in the appointment of the Funds’ independent accountants, the oversight of the performance of the Funds’ audit, accounting and financial reporting policies, practices and internal controls and valuation policies, assisting the Board in its oversight of the valuation of the Funds’ securities by the Adviser, overseeing the quality and objectivity of the Funds’ independent audit and the financial statements of the Funds, and acting as a liaison between the Funds’ independent registered public accounting firm and the full Board. Mr. Finn currently serves as a member of the Equity Committee and the Governance Committee. As a member of the Governance Committee, he has participated in the selection and nomination of persons for election or appointment as Trustees, periodic review of the compensation payable to the Trustees, review and evaluation of the functioning of the Board and its committees, oversight of any ongoing litigation affecting the Funds, the Adviser or the non-interested Trustees, oversight of regulatory issues or deficiencies affecting the Funds, oversight of the Funds’ risk management processes and oversight and review of matters with respect to service providers to the Funds. In addition, Mr. Finn is also the head of the Strategic Planning Working Group, comprised of independent Trustees. The Strategic Planning Working Group works with the administrator to the Funds on initiatives related to efficiency and effectiveness of Board materials and meetings.

Dr. Matthew Goldstein. Dr. Goldstein has served as the Chairman of the Board since January 2013 and on the J.P. Morgan Funds Board since 2005. Dr. Goldstein was a member of the heritage J.P. Morgan Funds Board since 2003. Dr. Goldstein serves as the Chairman of the Governance Committee. As a member of the Governance Committee, he has participated in the selection and nomination of persons for election or appointment as Trustees, periodic review of the compensation payable to the Trustees, review and evaluation of the functioning of the Board and its committees, oversight of any ongoing litigation affecting the Funds, the Adviser or the non-interested Trustees, oversight of regulatory issues or deficiencies affecting the Funds, oversight of the Funds’ risk management processes and oversight and review of matters with respect to service providers to the Fund. Dr. Goldstein previously served as the Chairman of the Money Market and Alternative Products Subcommittee.

Robert J. Higgins. Mr. Higgins has served on the J.P. Morgan Funds Board since 2005 and was a member of the heritage J.P. Morgan Funds Board since 2002. Mr. Higgins serves as the Chairman of the Equity Committee. Until February 2013, Mr. Higgins served on the Audit and Valuation Committee. As a member of the Audit and Valuation Committee, Mr. Higgins has participated in the appointment of the Funds’ independent accountants, the oversight of the performance of the Funds’ audit, accounting and financial reporting policies, practices and internal controls and valuation policies, assisting the Board in its oversight of the valuation of the Funds’ securities by the Adviser, overseeing the quality and objectivity of the Funds’ independent audit and the financial statements of the Funds and acting as a liaison between the Funds’ independent registered public accounting firm and the full Board. Mr. Higgins currently serves on the Compliance Committee. As a member of the Compliance Committee, he has participated in the oversight of the Funds’ compliance with legal, regulatory and contractual requirements and compliance policies and procedures, as well as the appointment and compensation of the Funds’ Chief Compliance Officer. The members of the Compliance Committee also oversee the investigation and resolution of any significant compliance incidents.

Frankie D. Hughes. Ms. Hughes has served on the J.P. Morgan Funds Board since 2008. Until February 2013, Ms. Hughes was a member of the Fixed Income Subcommittee. Ms. Hughes is also a member of the Compliance Committee. As a member of the Compliance Committee, she has participated in the oversight of the Funds’ compliance with legal, regulatory and contractual requirements and compliance policies and procedures, as well as the appointment and compensation of the Funds’ Chief Compliance Officer. The members of the Compliance Committee also oversee the investigation and resolution of any significant compliance incidents. Ms. Hughes also serves as a member of the Money Market and Alternative Products Committee.

Peter C. Marshall. Mr. Marshall has served on the J.P. Morgan Funds Board since 2005 and is currently Vice Chairman. Mr. Marshall was also the Chairman of the heritage One Group Mutual Funds Board, serving as a member of such Board since 1985. Mr. Marshall was also an Audit Committee Financial Expert for the heritage One Group Mutual Funds. Mr. Marshall serves as a member of the Governance Committee. As a member of the Governance Committee, he has participated in the selection and nomination of persons for election or appointment as Trustees, periodic review of the compensation payable to the Trustees, review and evaluation of the functioning of the Board and its committees, oversight of any ongoing litigation affecting the Funds, the Adviser or the non-interested Trustees, oversight of regulatory issues or deficiencies affecting the Funds, oversight of the Funds’ risk management processes and oversight and review of matters with respect to service providers to the Funds. Mr. Marshall also serves as a member of the Money Market and Alternative Products Committee.

Mary E. Martinez. Ms. Martinez has served on the J.P. Morgan Funds Board since January 2013. In addition to the experience that Ms. Martinez has gained through her service on the J.P. Morgan Funds Board, Ms. Martinez was a senior financial services executive with over 25 years of experience in asset management, wealth management and private banking services. She has extensive experience with respect to registered investment companies and asset management products as a result of serving as president to other registered investment companies and as a chief operating officer of an asset management firm with responsibility for product development, management, infrastructure and operating oversight, including experience with respect to: (1) diversified product offerings including fundamental, quantitative, traditional and alternative asset classes; (2) asset and portfolio management analytics; (3) risk management and governance; and (4) regulatory and financial reporting. Ms. Martinez also serves on the Audit and Valuation Committee. As a member of the Audit and Valuation Committee, she has participated in the appointment of the Funds’ independent accountants, the oversight of the performance of the Funds’ audit, accounting and financial reporting policies, practices and internal controls and valuation policies, assisting the Board in its oversight of the valuation of the Funds’ securities by the Adviser, overseeing the quality and objectivity of the Funds’ independent audit and the financial statements of the Funds, and acting as a liaison between the Funds’ independent registered public accounting firm and the full Board. Ms. Martinez also serves as a member of the Fixed Income Committee.

Marilyn McCoy. Ms. McCoy has served on the J.P. Morgan Funds Board since 2005 and was a member of the heritage One Group Mutual Funds Board since 1999. Ms. McCoy is the Chairman of the Compliance Committee. As a member of the Compliance Committee, she has participated in the oversight of the Funds’ compliance with legal, regulatory and contractual requirements and compliance policies and procedures, as well as the appointment and compensation of the

Funds’ Chief Compliance Officer. The members of the Compliance Committee also oversee the investigation and resolution of any significant compliance incidents. Ms. McCoy also serves as a member of the Equity Committee.

Mitchell M. Merin. Mr. Merin has served on the J.P. Morgan Funds Board since January 2013 and is the Chairman of the Money Market and Alternative Products Committee. In addition to the experience that Mr. Merin has gained through his service on the J.P. Morgan Funds Board, Mr. Merin has been in the securities and asset management business for over 25 years and has served as both a board member and president of other registered investment companies and has extensive experience with respect to (1) taxable fixed income products and derivatives; (2) investment oversight; and (3) board governance of registered investment companies and other public companies. Mr. Merin has held leadership positions within the investment company industry including serving as a member of the Executive Committee of the Board of Governors of the Investment Company Institute and the Chair of the Fixed Income Securities and Investment Company Committees of NASDR. Mr. Merin also serves on the Audit and Valuation Committee. As a member of the Audit and Valuation Committee, he has participated in the appointment of the Fund’s independent accountants, the oversight of the performance of the Fund’s audit, accounting and financial reporting policies, practices and internal controls and valuation policies, assisting the Board in its oversight of the valuation of the Funds’ securities by the Adviser, overseeing the quality and objectivity of the Funds’ independent audit and the financial statements of the Funds, and acting as a liaison between the Funds’ independent registered public accounting firm and the full Board.

William G. Morton, Jr. Mr. Morton has served on the J.P. Morgan Funds Board since 2005 and was a member of the heritage J.P. Morgan Funds Board since 2003. Mr. Morton also serves as a member of the Governance Committee. As a member of the Governance Committee, he has participated in the selection and nomination of persons for election or appointment as Trustees, periodic review of the compensation payable to the Trustees, review and evaluation of the functioning of the Board and its committees, oversight of any ongoing litigation affecting the Funds, the Adviser or the non-interested Trustees, oversight of regulatory issues or deficiencies affecting the Funds, oversight of the Funds’ risk management processes and oversight and review of matters with respect to service providers to the Funds. Mr. Morton also serves as a member of the Equity Committee.

Dr. Robert A. Oden, Jr. Dr. Oden has served on the J.P. Morgan Funds Board since 2005 and was a member of the heritage One Group Mutual Funds Board since 1997. Until February 2013, Dr. Oden was a member of the Compliance Committee. As a member of the Compliance Committee, he has participated in the oversight of the Funds’ compliance with legal, regulatory and contractual requirements and compliance policies and procedures, as well as the appointment and compensation of the Funds’ Chief Compliance Officer. The members of the Compliance Committee also oversee the investigation and resolution of any significant compliance incidents. Dr. Oden currently serves as a member of the Governance Committee. As a member of the Governance Committee, he has participated in the selection and nomination of persons for election or appointment as Trustees, periodic review of the compensation payable to the Trustees, review and evaluation of the functioning of the Board and its committees, oversight of any ongoing litigation affecting the Funds, the Adviser or the non-interested Trustees, oversight of regulatory issues or deficiencies affecting the Funds, oversight of the Funds’ risk management processes and oversight and review of matters with respect to service providers to the Funds. Dr. Oden also serves as a member of the Fixed Income Committee.

Marian U. Pardo. Ms. Pardo has served on the J.P. Morgan Funds Board since February 2013. In addition to the experience that Ms. Pardo has gained through her service on the J.P. Morgan Funds Board, Ms. Pardo has been in the financial services industry since 1968, with experience in banking, lending, and investment management, and has specific experience with respect to (1) portfolio management, (2) the J.P. Morgan Funds’ investment advisory business, and (3) banking and investment management. She served as a portfolio manager for equity funds across the capitalization spectrum including, prior to 2002, small cap US equity funds advised by JPMIM. Ms. Pardo is also a member of the Compliance Committee. As a member of the Compliance Committee, she has participated in the oversight of the Funds’ compliance with legal, regulatory and contractual requirements and compliance policies and procedures, as well as the appointment and compensation of the Funds’ Chief Compliance Officer. The members of the Compliance Committee also oversee the investigation and resolution of any significant compliance incidents. Ms. Pardo also serves as a member of the Money Market and Alternative Products Committee.

Frederick W. Ruebeck. Mr. Ruebeck has served on the J.P. Morgan Funds Board since 2005 and was a member of the heritage One Group Mutual Funds Board since 1994. Mr. Ruebeck is the Chairman of the Fixed Income Committee. Mr. Ruebeck also serves on the Audit and Valuation Committee. As a member of the Audit and Valuation Committee, Mr. Ruebeck has participated in the appointment of the Funds’ independent accountants, the oversight of the performance of the Funds’ audit, accounting and financial reporting policies, practices and internal controls and valuation policies, assisting the Board in its oversight of the valuation of the Funds’ securities by the Adviser, overseeing the quality and objectivity of the Funds’ independent audit and the financial statements of the Funds, and acting as a liaison between the Funds’ independent registered public accounting firm and the full Board.

James J. Schonbachler. Mr. Schonbachler has served on the J.P. Morgan Funds Board since 2005 and was a member of the heritage J.P. Morgan Funds

Board since 2001. Mr. Schonbachler serves as Chairman of the Audit and Valuation Committee. In connection with his duties to the Audit and Valuation Committee, Mr. Schonbachler has participated in the appointment of the Funds’ independent accountants, the oversight of the performance of the Funds’ audit, accounting and financial reporting policies, practices and internal controls and valuation policies, assisting the Board in its oversight of the valuation of the Funds’ securities by the Adviser, overseeing the quality and objectivity of the Funds’ independent audit and the financial statements, and acting as a liaison between the Funds’ independent registered public accounting firm and the full Board. Mr. Schonbachler also serves as a member of the Fixed Income Committee.

Additional Information concerning the Trustees

Information about the Trustees, including their year of birth, their position(s) with the Funds, term of office, length of time served, principal occupations during the past five years, and other current directorships, is set forth in the table below. Each Trustee has consented to being named in this proxy statement and has agreed to continue to serve as a trustee of each Fund if elected; however, should any Trustee become unable or unwilling to accept election, the persons named in the proxy will exercise their voting power in favor of such other person or persons as the Board may recommend. There are no family relationships among the Trustees. The address for each of the Trustees is 270 Park Avenue, New York, New York 10017.

A Trustee is deemed to be “independent” to the extent the Trustee is not an “interested person” of the Trust or the other funds in the J.P. Morgan Funds Complex, as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (“1940 Act”) (each an “Independent Trustee”).

Name and Year of Birth	Position(s) with the Funds, Term of Office, and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustees[2]	Other Directorships Held by Trustee
Independent Trustees

Dr. Matthew Goldstein (1941)	Chairman since 2013; Trustee, indefinite since 2005	Professor, City University of New York (2013-present); Chancellor, City University of New York (1999-2013); President, Adelphi University (New York) (1998-1999).	166	Trustee, Museum of Jewish Heritage (2011-present).

Name and Year of Birth	Position(s) with the Funds, Term of Office, and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustees[2]	Other Directorships Held by Trustee
John F. Finn (1947)	Trustee, indefinite, since 2005	Chairman (1985-present), President and Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (1975- present)	166	Director, Cardinal Health, Inc. (CAH) (1994-present); Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present); Trustee, Columbus Association for the Performing Arts (1988-present).

Robert J. Higgins (1945)	Trustee, indefinite, since 2005	Retired. Director of Administration of the State of Rhode Island (2003-2004); President—Consumer Banking and Investment Services Fleet Boston Financial (1971-2002).	166	None

Peter C. Marshall (1942)	Vice Chairman since 2005; Trustee, indefinite, since 2005	Self-employed business consultant (2002-present).	166	None

Mary E. Martinez (1960)	Trustee, indefinite, since 2013	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-present); Managing Director, Bank of America (Asset Management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management; U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	166	None

Name and Year of Birth	Position(s) with the Funds, Term of Office, and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustees[2]	Other Directorships Held by Trustee
Marilyn McCoy[3] (1948)	Trustee, indefinite, since 2005	Vice President of Administration and Planning, Northwestern University (1985-present).	166	Trustee, Carleton College (2003-present).

Mitchell M. Merin (1953)	Trustee, indefinite, since 2013	Retired (2005-present); President and Chief Operating Officer, Morgan Stanley Investment Management, Member Morgan Stanley & Co. Management Committee (registered investment adviser) (1985-2005)	166	Director, Sun Life Financial (SLF) (2007-2013) (financial services and insurance); Trustee, Trinity College, Hartford, CT (2002-2010).

William G. Morton, Jr. (1937)	Trustee, indefinite, since 2005	Retired; Chairman Emeritus (2001-2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985-2001).	166	Director, Radio Shack Corp. (electronics) (1987-2008); Director, National Organization of Investment Professionals (2010-present); Trustee of the Stratton Mountain School (2001-present).

Dr. Robert A. Oden, Jr. (1946)	Trustee, indefinite, since 2005	Retired; President, Carleton College (2010-present); President, Kenyon College (1995-2002).	166	Trustee, American University in Cairo (1999-present); Chairman, Dartmouth-Hitchcock Medical Center (2011-present); Trustee, American Schools of Oriental Research (2011-present); Trustee, American Museum of Fly Fishing (2013-present).

Name and Year of Birth	Position(s) with the Funds, Term of Office, and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustees[2]	Other Directorships Held by Trustee
Marian U. Pardo[4] (1946)	Trustee, indefinite, since 2013	Managing Director and Founder, Virtual Capital Management LLC (Investment Consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	166	Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006–present).

Frederick W. Ruebeck (1939)	Trustee, indefinite, since 2005	Consultant (2000-present); Advisor, JP Green & Associates, LLC (broker-dealer) (2000-2009); Chief Investment Officer, Wabash College (2004-present); Director of Investments, Eli Lilly and Company (pharmaceuticals) (1988-1999).	166	Trustee, Wabash College (1988-present); Chairman, Indianapolis Symphony Foundation (1994-present).

James J. Schonbachler (1943)	Trustee, indefinite, since 2005	Retired; Managing Director of Bankers Trust Company (financial services) (1968-1998).	166	None
Interested Trustee

Frankie D. Hughes[5] (1952)	Trustee, indefinite, since 2008	Principal and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-present).	166	Trustee, The Victory Portfolios (2000-2008) (investment companies).

[1]	This is the earliest date the Trustee began serving the J.P. Morgan Funds. Each Trustee serves an indefinite term, until his or her successor is elected.
[2]

A “Fund Complex” means two or more registered investment companies that (i) hold themselves out to investors as related companies for purposes of investment and investor services or (ii) have a common investment adviser or that have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees currently serves includes twelve registered investment companies (166 funds).

[3]

Two members of the Board of Trustees of Northwestern University are executive officers of registered investment advisers (not affiliated with JPMorgan) that are under common control with sub-advisers to certain J.P. Morgan Funds.

[4]

In connection with prior employment with JPMorgan Chase & Co., Ms. Pardo was the recipient of non-qualified pension plan payments from JPMorgan Chase & Co. in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January 2013. In addition, Ms. Pardo receives payments from a fully-funded qualified plan, which is not an obligation of JPMorgan Chase.

[5]	Ms. Hughes may be deemed to be an “interested person” based on the portfolio holdings of clients of Hughes Capital Management, Inc.

Executive Officers

Officers of each Fund are appointed by the Board to oversee the day-to-day activities of Funds. Information about the executive officers of each Fund, including their principal occupations during the past five years, is set forth in Exhibit A. Each of these officers is also an officer and/or employee of JPMIM or its affiliates.

Share Ownership

As of the December 31, 2013, each of the Trustees and executive officers of the Funds beneficially owned individually and, collectively as a group, less than 1% of the outstanding shares of each class of each Fund, respectively.

The following table sets forth the aggregate dollar range of equity securities owned by each Trustee of the Funds solicited by this Proxy Statement and of all funds in the Family of Investment Companies (defined below) as of December 31, 2013. The information as to beneficial ownership is based on statements furnished by each Trustee.

Trustees	Dollar Range of Equity Securities in the JPMorgan Access Multi-Strategy Fund, LLC*	Dollar Range of Equity Securities in the JPMorgan Access Multi-Strategy Fund II*	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies*, (1), (2)
Independent Trustees
John F. Finn	None	None	Over $100,000
Dr. Matthew Goldstein	None	None	Over $100,000
Robert J. Higgins	None	None	Over $100,000
Peter C. Marshall	None	None	Over $100,000
Mary E. Martinez	None	None	Over $100,000
Marilyn McCoy	None	None	Over $100,000
Mitchell M. Merin	None	None	Over $100,000
William G. Morton, Jr.	None	None	Over $100,000
Dr. Robert A. Oden, Jr.	None	None	Over $100,000
Marion U. Pardo	None	None	Over $100,000

Trustees	Dollar Range of Equity Securities in the JPMorgan Access Multi-Strategy Fund, LLC*	Dollar Range of Equity Securities in the JPMorgan Access Multi-Strategy Fund II*	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies*, (1), (2)
Frederick W. Ruebeck	None	None	Over $100,000
James J. Schonbachler	None	None	Over $100,000
Interested Trustee not Affiliated with the Adviser
Frankie D. Hughes	None	None	Over $100,000

*	Securities valued as of December 31, 2013.
1.	“Family of Investment Companies” means any two or more registered investment companies that share the same investment adviser or principal underwriter and hold themselves out to investors as related companies for purposes of investment and investor services. The Family of Investment Companies for the Board of Trustees currently serves includes twelve registered investment companies (166 funds), including J.P. Morgan Mutual Fund Group (JPMMFG) which liquidated effective November 29, 2012 and is in the process of winding up its affairs.
2.	For Ms. McCoy and Messrs. Finn, Higgins, Marshall, Oden, Ruebeck and Schonbachler, these amounts include deferred compensation balances, as of December 31, 2013, through participation in the J.P. Morgan Funds’ Deferred Compensation Plan for Eligible Trustees. For a more complete discussion, see “Compensation” below.

It is expected that each Board will meet at least quarterly at regularly scheduled meetings. During the year ended December 31, 2013, each Board met 11 times. Mr. Higgins attended 6 of the meetings. Mr. Higgins did not attend the meetings early in the year including the February and May 2013 board meetings due to isolated health issues. After his full recovery, Mr. Higgins attended the remainder of the meetings during calendar year 2013 and has attended all of the board meetings during calendar year 2014. The remainder of the Trustees attended at least 75% of the meetings held while they were Trustees of the Funds. The Funds are not required to hold annual meetings and, therefore, the Board does not have a policy with regard to Trustee attendance at such meetings.

If elected, each Trustee will serve an indefinite term, subject to each Fund’s current retirement policy, which is age 75 for all Trustees except that that each Board has determined Mr. Morton should, if elected, continue to serve until December 31, 2014.

Compensation

The Funds of the J.P. Morgan Funds Complex overseen by the Trustees pay each Trustee an annual fee of $315,000 and reimburse each Trustee for expenses incurred in connection with service as a Trustee. In addition, the Funds pay the Chairman $225,000 and the Vice Chairman $75,000. Beginning June 1, 2014, the Funds pay expenses of the Chairman in the amount of $4,000 per month. The Chairman and Vice Chairman receive no additional compensation for service as committee or sub-committee chairmen. Committee chairs and sub-committee chairs who are not already receiving an additional fee are each paid $50,000. Beginning January 1, 2014, the head of the Strategic Planning Working Group also receives an additional annual fee of $50,000 for his services. The Trustees may hold various other directorships unrelated to the J.P. Morgan Funds Complex. The Compensation Table below sets forth the total compensation paid to the current Trustees from the J.P. Morgan Funds Complex for the fiscal year ended March 31, 2014.

Name of Person, Position	Aggregate Compensation From the JPMorgan Access Multi-Strategy Fund, LLC	Aggregate Compensation From the JPMorgan Access Multi-Strategy Fund II	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From the Fund Complex[1]
Dr. Matthew Goldstein, Trustee and Chairman	$1,719	$319	N/A	N/A	$540,000
John F. Finn, Trustee	$1,052	$195	N/A	N/A	$327,500	(2)
Robert J. Higgins, Trustee	$1,162	$216	N/A	N/A	$365,000	(3)
Frankie D. Hughes	$1,003	$186	N/A	N/A	$315,000
Peter C. Marshall, Trustee	$1,242	$230	N/A	N/A	$390,000	(4)
Mary E. Martinez, Trustee	$210	$39	N/A	N/A	$315,000
Marilyn McCoy, Trustee	$1,162	$216	N/A	N/A	$365,000
Mitchell M. Merin, Trustee	$244	$46	N/A	N/A	$365,000
William G. Morton, Jr., Trustee	$1,003	$186	N/A	N/A	$315,000
Robert A. Oden, Jr., Trustee	$1,003	$186	N/A	N/A	$315,000	(5)
Marian U. Pardo, Trustee	$210	$39	N/A	N/A	$315,000
Frederick W. Ruebeck, Trustee	$1,162	$216	N/A	N/A	$365,000	(6)
James J. Schonbachler, Trustee	$1,162	$216	N/A	N/A	$365,000	(7)

(1)	A Fund Complex means two or more registered investment companies that (i) hold themselves out to investors as related companies for purposes of investment and investor services or (ii) have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees currently serves includes twelve registered investment companies (166 funds), including JPMMFG which liquidated effective November 29, 2012 and is in the process of winding up its affairs.
(2)	Includes $327,500 of Deferred Compensation.
(3)	Includes $365,000 of Deferred Compensation.
(4)	Includes $87,750 of Deferred Compensation.
(5)	Includes $31,500 of Deferred Compensation.
(6)	Includes $200,750 of Deferred Compensation.
(7)	Includes $168,813 of Deferred Compensation.

Standing Committees

The Board of Trustees has six standing committees: the Audit and Valuation Committee, the Compliance Committee, the Governance Committee, the Equity Committee, the Fixed Income Committee, and the Money Market and Alternative Products Committee. The members of each Committee are set forth below:

Name of Committee	Members	Committee Chair
Audit and Valuation Committee	Mr. Schonbachler Ms. Martinez Mr. Merin Mr. Ruebeck	Mr. Schonbachler
Compliance Committee	Ms. McCoy Mr. Higgins Ms. Hughes Ms. Pardo	Ms. McCoy
Governance Committee	Dr. Goldstein Mr. Finn Mr. Marshall Mr. Morton Dr. Oden	Dr. Goldstein
Equity Committee[1]	Mr. Higgins Mr. Finn Ms. McCoy Mr. Morton	Mr. Higgins

Name of Committee	Members	Committee Chair
Fixed Income Committee[1]	Mr. Ruebeck Ms. Martinez Dr. Oden Mr. Schonbachler	Mr. Ruebeck
Money Market and Alternative Products Committee[1]	Mr. Merin Ms. Hughes Mr. Marshall Ms. Pardo	Mr. Merin

[1]	Prior to August 22, 2013, the Equity Committee, the Fixed Income Committee and the Money Market and Alternative Products Committee were Subcommittees of the Investments Committee.

Audit and Valuation Committee. The Board has an audit committee composed entirely of trustees who are not “interested persons” of the Funds, the Funds’ investment adviser or its affiliates as that term is defined in the 1940 Act (the “Audit Committee”). The Audit Committee operates pursuant to a written charter, which was most recently amended in June 2013 and reviewed at the regular board meeting in November 2013. A copy of the charter is attached as Exhibit B. The purposes of the Audit and Valuation Committee are to: (i) appoint and determine compensation of the Funds’ independent accountants; (ii) evaluate the independence of the Funds’ independent accountants; (iii) oversee the performance of the Funds’ audit, accounting and financial reporting policies, practices and internal controls and valuation policies; (iv) approve non-audit services, as required by the statutes and regulations administered by the Securities and Exchange Commission (“SEC”), including the 1940 Act and the Sarbanes-Oxley Act of 2002; (v) assist the Board in its oversight of the valuation of the Funds’ securities by the Adviser, as well as any sub-adviser; (vi) oversee the quality and objectivity of the Funds’ independent audit and the financial statements of the Funds; and (vii) act as a liaison between the Funds’ independent registered public accounting firm and the full Board. The Audit Committee has delegated valuation responsibilities to any member of the Committee to respond to inquiries on valuation matters and participate in fair valuation determinations when the Funds’ valuation procedures require Board action, but it is impracticable or impossible to hold a meeting of the entire Board. Prior to November 18, 2009, the Board delegated these valuation responsibilities to a Valuation Subcommittee of the Audit Committee.

Compliance Committee. The Compliance Committee operates pursuant to a written charter, which was most recently amended in February 2012 and reviewed at the regular board meeting in November 2013. The primary purposes of the Compliance Committee are to (i) oversee the Funds’ compliance with legal and regulatory and contractual requirements and the Funds’ compliance policies and procedures; and (ii) consider the appointment, compensation and removal of the Funds’ Chief Compliance Officer.

Governance Committee. The members of the Governance Committee are each Independent Trustees of the J.P. Morgan Funds. The Governance Committee operates pursuant to a written charter, which was most recently amended in February 2012 and reviewed at the regular board meeting in November 2013. A copy of the Governance Committee Charter is attached as Exhibit C. The duties of the Governance Committee include, but are not limited to, (i) selection and nomination of persons for election or appointment as Trustees; (ii) periodic review of the compensation payable to the Trustees; (iii) establishment of Trustee expense policies; (iv) periodic review and evaluation of the functioning of the Board and its committees; (v) selection of independent legal counsel to the non-interested Trustees and legal counsel to the Funds; (vi) oversight of ongoing civil litigation affecting the Funds, the Adviser or the Board of Trustees; (vii) oversight of regulatory issues or deficiencies affecting the Funds (except financial matters considered by the Audit Committee); (viii) oversight of the risk management processes for Funds; and (ix) oversight and review of matters with respect to service providers to the Funds (except the Funds’ independent registered public accounting firm). When evaluating a person as a potential nominee to serve as an Independent Trustee, the Governance Committee may consider, among other factors, (i) whether or not the person is “independent” and whether the person is otherwise qualified under applicable laws and regulations to serve as a Trustee; (ii) whether or not the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of an Independent Trustee; (iii) the contribution that the person can make to the Board and the J.P. Morgan Funds, with consideration being given to the person’s business experience, education and such other factors as the Committee may consider relevant; (iv) the character and integrity of the person; (v) the desirable personality traits, including independence, leadership and the ability to work with the other members of the Board; and (vi) to the extent consistent with the 1940 Act, such recommendations from management as are deemed appropriate. Although the Board does not have a specific policy with respect to diversity, the Governance Committee will consider the extent to which potential candidates possess sufficiently diverse skill sets and diversity characteristics that would contribute to the Board’s overall effectiveness. The process of identifying nominees involves the consideration of candidates recommended by one or more of the following: current Independent Trustees, officers, shareholders and other sources that the Governance Committee deems appropriate. The Governance Committee will review nominees recommended to the Board by shareholders and will evaluate such nominees in the same manner as it evaluates nominees identified by the Governance Committee. Nominee recommendations may be submitted to the Secretary of the Funds at each Fund’s principal business address.

Equity Committee, Fixed Income Committee and Money Market and Alternative Products Committee. Each member of the Board, other than Dr. Goldstein serves on one of the following committees: the Equity Committee, the Fixed Income

Committee and Money Market and Alternative Products Committee. These three Committees are divided by asset type and different members of the Board serve on each committee with respect to each asset type. Each Committee operates pursuant to a written charter, which was most recently amended in August 2013 and reviewed in November 2013. The function of the Committees is to assist the Board in the oversight of the investment management services provided by the Adviser to the Funds, as well as any sub-adviser to the Funds. The primary purpose of each Committee is to (i) assist the Board in its oversight of the investment management services provided by the Adviser to the Funds designated for review by each Committee; and (ii) review and make recommendations to the Board concerning the approval of proposed new or continued advisory and distribution arrangements for the Funds or for new funds. The full Board may delegate to the applicable Committee from time to time the authority to make Board level decisions on an interim basis when it is impractical to convene a meeting of the full Board. Each of the Committees receives reports concerning investment management topics, concerns or exceptions with respect to particular Funds that the Committee is assigned to oversee, and work to facilitate the understanding by the Board of particular issues related to investment management of Funds reviewed by the applicable Committee.

The Audit Committee met five times during the calendar year ending 2013 and all members were in attendance for each of the meetings. The Compliance Committee met four times during 2013 and all members were in attendance for each of the meetings except Mr. Higgins who was in attendance for two of the meetings. The Governance Committee met four times during 2013 and all members were in attendance for each of the meetings. The Money Market and Alternative Products Committee (formerly Money Market and Alternative Products Investments Subcommittee) and Fixed Income Committee (formerly Fixed Income Investments Subcommittee) each met six times and all members were in attendance for at least 75% of the meetings. The Equity Committee (formerly the Equity Investments Subcommittee) met six times during 2013 with all members in attendance for at least 75% of the meetings except Mr. Higgins attended four meetings. Mr. Higgins did not attend the meetings early in the year including the February and May 2013 committee meetings due to isolated health issues. After his full recovery, Mr. Higgins attended the remainder of the committee meetings during calendar year 2013 and has attended all of the applicable committee meetings during calendar year 2014.

Shareholder Approval: For J.P. Morgan Access Multi-Strategy Fund, LLC, Trustees receiving a plurality of the votes cast at the Meeting at which a quorum exists will be elected to the Board. For J.P. Morgan Access Multi-Strategy Fund II, Trustees receiving the affirmative vote of a majority of the shares present in person or represented by proxy and entitled to vote at the Meeting at which a quorum exists will be elected to the Board.

THE BOARDS UNANIMOUSLY RECOMMEND THAT THE SHAREHOLDERS OF THE FUNDS VOTE “FOR” THE ELECTION OF EACH OF THE TRUSTEES TO THE BOARD

GENERAL INFORMATION ABOUT THE FUNDS

Management and Other Service Providers

Set forth below is a description of the current service providers of the Funds.

Investment Adviser

JPMIM is responsible for the day-to-day management of the Funds and continuously reviews, supervises and administers the Funds’ investment program. JPMIM has delegated substantially all investment authority and the allocation of each Fund’s assets to J.P. Morgan Private Investments Inc. (“JPMPI”), the Funds’ sub-advisor.

JPMIM serves as investment adviser to other mutual funds and individual, corporate, charitable and retirement accounts. JPMIM is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase, a bank holding company. JPMPI is a wholly-owned subsidiary of JPMorgan Chase. JPMIM and JPMPI are both located at 270 Park Avenue, New York, NY 10017.

Administrator

JPMorgan Funds Management, Inc. (“JPMFM”), 460 Polaris Parkway, Westerville, Ohio 43082 serves as administrator for each Fund. JPMFM is an affiliate of JPMIM and an indirect wholly-owned subsidiary of JPMorgan Chase & Co. JPMFM has, in turn, contracted with BNY Mellon Investment Servicing (U.S.) Inc. to provide sub-administration services.

Independent Auditors

Each Board has selected PricewaterhouseCoopers LLP (“PwC”) as the independent auditors for the applicable Fund for its current fiscal year. PwC will also prepare the Funds’ federal and state income tax returns and provide certain permitted non-audit services. PwC, in accordance with Independence Standards Board Standard No. 1, has confirmed to the Audit Committee that they are independent auditors with respect to the Funds. The Audit Committee has considered whether the provision by PwC to the Funds of non-audit services to the Funds or of professional services to the Fund’s investment adviser and entities that control, are controlled by or are under common control with the adviser is compatible with maintaining PwC’s independence and has discussed PwC’s independence with them. Representatives of PwC are not expected to be present at the Meeting but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence. PwC served as the Funds’ independent auditors for the fiscal years ended March 31, 2013 and 2014.

(1) Audit Fees. The aggregate fees billed for each of the last two fiscal years ended March 31, 2013 and March 31, 2014 (“Reporting Periods”) for professional services rendered by PwC for the audit of each Fund’s annual financial statements, or services that are normally provided by PwC in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were as follows.

JPMorgan Access Multi-Strategy Fund, LLC

Year Ended	Audit Fees
3/31/13	$61,400
3/31/14	$61,200

JPMorgan Access Multi-Strategy Fund II

Year Ended	Audit Fees
3/31/13	$62,000
3/31/14	$61,800

(2) Audit-Related Fees. The audit-related fees during the Reporting Periods are below. There are fees billed in the Reporting Periods for assurance and related services by PwC to the Funds’ investment advisers (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Funds (“Service Affiliates”), that were reasonably related to the performance of the annual audit of the Service Affiliates and related directly to the operations and financial reporting of the Funds.

JPMorgan Access Multi-Strategy Fund, LLC

Year Ended	Audit–Related Fees
3/31/13	$12,000
3/31/14	$11,960

JPMorgan Access Multi-Strategy Fund II

Year Ended	Audit–Related Fees
3/31/13	$12,000
3/31/14	$11,960

(3) Tax Fees. The aggregate fees billed to each Fund in the Reporting Periods for professional services rendered by PwC for tax compliance, tax advice and tax planning (“Tax Services”) were as follows:

JPMorgan Access Multi-Strategy Fund, LLC

Fiscal Year Ended	Tax Fees
3/31/13	$14,500
3/31/14	$15,220

JPMorgan Access Multi-Strategy Fund II

Fiscal Year Ended	Tax Fees
3/31/13	$407,300
3/31/14	$404,890

These services consisted of review or preparation of U.S. federal, state, local and excise tax returns. There were no fees billed in the Reporting Periods for Tax Services related directly to the operation and financial reporting of the Funds by PwC to Service Affiliates.

(4) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by PwC to the Funds, or services provided to Service Affiliates related directly to the operation and financial reporting of the Funds other than the services reported above.

The aggregate non-audit fees billed for the Reporting Periods by PwC for services rendered to the Funds and the other Service Affiliates were $28.6 million and $28.2 million for the fiscal years ended March 31, 2013 and 2014, respectively.

Pursuant to each Fund’s Audit Committee Charter and written policies and procedures for the pre-approval of audit and non-audit services (the “Pre-approval Policy”), the Audit Committee pre-approves all audit and non-audit services performed by the Registrant’s independent public registered accounting firm for the Registrant. In addition, the Audit Committee pre-approves the auditor’s engagement for non-audit services with the Registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any Service Affiliate in accordance with paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, if the engagement relates directly to the operations and financial reporting of each Fund. Proposed services may be pre-approved either 1) without consideration of specific case-by-case services or 2) require the specific pre-approval of the Audit Committee. The Audit Committee annually reviews and pre-approves the services included on the pre-approval list that may be provided by the independent public registered accounting firm without obtaining additional specific pre-approval of individual services from the Audit Committee. The Audit Committee adds to, or subtracts from, the list of general pre-approved services from time to time, based on subsequent determinations. All other audit and non-audit services not on the pre-approval list must be specifically pre-approved by the Audit Committee.

No Other Matters. The Board does not intend to present any other business at the Meeting. If, however, any other matters are properly brought before the Meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with their judgment.

Shareholder Proposals. The Funds do not hold annual shareholder meetings. Any shareholder proposal intended to be presented at any future meeting of shareholders must be received by the Funds at their principal office a reasonable time before the solicitation of proxies for such meeting in order for such proposal to be considered for inclusion in the proxy statement relating to such meeting.

Shareholder Communications with the Board. Shareholders wishing to send communications to the Board or specific members of the Board should submit the communication in writing to the attention of the Secretary of the applicable Fund, at 270 Park Avenue, New York, New York 10017, identifying the correspondence as intended for the Board of Trustees or for a specified member of the Board. The Secretary will maintain a copy of any such communication and promptly forward it to the Governance Committee no less frequently than monthly. The Governance Committee will periodically review such communications and determine how to respond, if at all. Other members of the Board will receive, no less frequently than quarterly, a summary of all shareholders communications received during the prior quarter, which summary shall identify the substance of such communications.

VOTING INFORMATION

This Proxy Statement is furnished in connection with a solicitation of proxies by the Boards to be used at the Meeting. This Proxy Statement, along with a Notice of the Meeting and Proxy Card, is first being mailed to shareholders of the Funds on or about June 17, 2014. Only shareholders of record as of the close of business on the Record Date, May 30, 2014, will be entitled to notice of, and to vote at, the Meeting or any adjournments or postponements thereof. Shareholders of record of a Fund as of the record date are entitled to cast a number of votes equivalent to the shareholder’s investment percentage, in the case of the J.P. Morgan Access Multi-Strategy Fund, LLC (determined in accordance with such Fund’s limited liability company agreement), or number of shares owned, in the case of the J.P. Morgan Access Multi-Strategy Fund II, each determined as of the Record Date. If the enclosed form of Proxy Card is properly executed and returned in time to be voted at the Meeting, the proxies named therein will vote the shares represented by the proxy in accordance with the instructions marked thereon. Unmarked but properly executed Proxy Cards will be voted FOR the proposed election of Trustees. A proxy may be revoked at any time on or before the Meeting by written notice to the Secretary of the Funds at the address on the cover of this Proxy Statement or by attending and voting at the Meeting. If a shareholder has given JPMPI or its affiliates discretionary authority to vote shares of the Fund, JPMPI or its affiliates will vote such shares in accordance with its policies and procedures. Unless revoked, all valid and executed proxies will be voted in accordance with the specifications thereon or, in the absence of such specifications, for election of the thirteen (13) Trustees.

Quorum

The presence in person or by proxy of shareholders holding a majority of the total number of votes eligible to be cast by all shareholders shall constitute a quorum.

Voting Requirement

For J.P. Morgan Access Multi-Strategy Fund, LLC, Trustees receiving a plurality of the votes cast at the Meeting at which a quorum exists will be elected to the Board.

For J.P. Morgan Access Multi-Strategy Fund II, Trustees receiving the affirmative vote of a majority of the share present in person or represented by proxy and entitled to vote at the Meeting at which a quorum exists will be elected to the Board.

ATTENDING THE MEETING

If you wish to attend the meeting in person you will be required to present proper identification and proof of share ownership as of the Record Date.

Identification

All shareholders and valid proxy holders must provide a valid form of government-issued photo identification, such as a valid driver’s license or passport. In addition, if you are representing an entity that is a shareholder, you must provide evidence of your authority to represent that entity at the meeting.

Proof of Ownership

Holders of record (i.e., if you hold shares in your own name) — The top half of the proxy card or your notice of internet availability of proxy materials indicating the holder of record (whose name and share ownership may be verified against our list of registered shareholders) can be used.

Holders in street name (i.e., if your shares are held through a broker, bank, or other nominee) — A brokerage statement that demonstrates share ownership as of the Record Date or a letter from your bank or broker indicating that you held shares as of the Record Date are examples of proof of share ownership. If you want to vote your shares held in street name in person, you must also provide a written proxy in your name from the broker, bank, or other nominee that holds your shares.

Valid proxy holders for holders of record — A written legal proxy to you signed by the holder of record (whose name and share ownership may be verified against our list of registered shareholders), and proof of ownership by the holder of record as of the Record Date (see “Holders of record” above).

Valid proxy holders for holders in street name — A written legal proxy from the brokerage firm or bank holding the shares to the street name holder that is assignable and a written legal proxy to you signed by the street name holder, together with a brokerage statement or letter from the bank or broker indicating that the holder in street name held shares as of the Record Date.

Guests — Admission of persons to the meeting who are not shareholders is subject to space limitations and to the sole discretion of Fund management.

ADJOURNMENTS

In the event that sufficient votes to approve one or more of the proposals are not received, whether or not a quorum is present, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. In determining whether to adjourn the Meeting with respect to a proposal, the following factors may be considered: the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. In addition, if, in the judgment of persons named as proxies, it is advisable to defer action on one or more proposals, the persons named as proxies may propose one or more adjournments of the Meeting with respect to such proposal or proposals for a reasonable period or periods. In the event of an adjournment, no further notice is needed other than an announcement at the Meeting to be adjourned. The persons named as proxies will vote upon such adjournment after consideration of the best interests of all shareholders.

EFFECT OF ABSTENTIONS AND BROKER “NON-VOTES”

For purposes of determining the presence of a quorum for transacting business at the Meeting, executed proxies marked as abstentions and broker “non-votes” (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present for quorum purposes. Abstentions and broker “non-votes,” if any, will not count as votes cast at the Meeting. Accordingly, abstentions and broker “non-votes,” if any, will have no effect on the proposal for J.P. Morgan Access Multi-Strategy Fund, LLC which requires a vote of a plurality of the votes cast. Abstentions and broker “non-votes,” if any, will effectively be a vote against the proposal for J.P. Morgan Access Multi-Strategy Fund II, which requires a vote of a majority of the shares present in person or represented by proxy and entitled to vote at the Meeting. In addition, with respect to J.P. Morgan Access Multi-Strategy Fund II, abstentions will effectively be a vote against adjournment, for which the required vote is a majority of the shares represented at the Meeting, either in person or by proxy.

PROXY SOLICITATION

Proxies are being solicited by mail. Additional solicitations may be made by telephone, e-mail, or other personal contact by officers or employees of J.P. Morgan Funds, JPMIM and their affiliates or by proxy soliciting firms retained by the Funds. The Funds have retained Computershare Fund Services (“Computershare”), a proxy solicitor, to assist in the solicitation of Proxy Cards primarily by contacting shareholders by telephone. By contract, Computershare, among other things, will be: (i) required to maintain the confidentiality of all shareholder information; (ii) prohibited from selling or otherwise disclosing to any third party shareholder information; and (iii) required to comply with state telemarketing laws to the extent applicable to the services provided under the contract. The cost of retaining such proxy solicitor is expected to be in excess of $10,650. The cost of retaining such proxy solicitor will be deemed an expense relating to the Meeting. In addition, JPMIM may reimburse persons holding shares in their names or in the names of their nominees for expenses incurred in forwarding solicitation material to their beneficial owners. The costs of the Meeting, including the costs of preparing, assembling, mailing and transmitting proxy materials and of soliciting proxies on behalf of the Board, will be borne by the Funds.

As the Meeting date approaches, shareholders of the Funds may receive a call from a representative of JPMIM or Computershare if the Funds have not yet received their vote. Authorization to permit JPMIM or Computershare to execute proxies may be obtained by telephonic or electronically transmitted instructions from Fund shareholders. Proxies that are obtained telephonically will be recorded in accordance with the procedures set forth below. Management of the Funds believes that these procedures are reasonably designed to ensure that the identity of the shareholder casting the vote is accurately determined and that the voting instructions of the shareholder are accurately determined. In all cases where a telephonic proxy is solicited, a JPMIM or Computershare representative is required to ask the shareholder for the shareholder’s full name, address, social security number or employer identification number, title (if the person giving the proxy is authorized to act on behalf of an entity, such as a corporation), the number of shares owned and to confirm that the shareholder has received this Proxy Statement in the mail.

If the shareholder information solicited agrees with the information provided to JPMIM or Computershare by the Funds, the JPMIM or Computershare representative has the responsibility to explain the process, read the proposals listed on the Proxy Card, and ask for the shareholder’s instructions on each proposal. The representative of JPMIM or Computershare, although permitted to answer questions about the process, is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in this Proxy Statement. Computershare will record the shareholder’s instructions on the card. Within 72 hours, JPMIM or Computershare will send the shareholder a letter or mailgram to confirm the shareholder’s vote and asking the shareholder to call JPMIM or Computershare immediately if the shareholder’s instructions are not correctly reflected in the confirmation.

SHARE INFORMATION

The total net assets of the J.P. Morgan Access Multi-Strategy Fund, LLC as of April 30, 2014 was $2,459,230,567.96. The J.P. Morgan Access Multi-Strategy Fund II had 31,276,176.990 shares outstanding as of April 30, 2014.

FUND SHARES OWNED BY CERTAIN BENEFICIAL OWNERS

No persons or entities owned beneficially or of record 5% or more of the outstanding shares of each of the Funds as of April 30, 2014.

SECTION 16(a) BENEFICIAL OWNER REPORTING COMPLIANCE

Based upon a review of copies of the forms received by the Funds, all directors and officers of the Funds, any person who owns more than 10% of a Fund’s outstanding securities and certain required officers of the Advisers have filed on a timely basis with the SEC the reports of beneficial ownership of Fund shares required by Section 16(a) of the Securities Exchange Act of 1934, as amended, for each Fund’s most recently concluded fiscal year. Mr. Jonathan Shelon inadvertently failed to file a Form 3 during a prior fiscal year following his appointment as a portfolio manager in June 2012.

EXHIBIT A

CURRENT EXECUTIVE OFFICERS OF THE FUNDS

The names of the officers of the Funds, together with their year of birth, information regarding their positions held with the Funds and principal occupations are shown below. The contact address for each of the officers, unless otherwise noted, is 270 Park Avenue, New York, NY 10017.

The Funds’ officers are compensated by advisory affiliates of JPMorgan Chase & Co. for services rendered to each Fund. The Officers of the Funds receive no direct remuneration from the Funds except the Funds, along with other affiliated funds, make reimbursement payments, on a pro-rata basis, to JPMFM for a portion of the fees associated with the Office of the Chief Compliance Officer.

Name (Year of Birth)	Positions held with the Funds (since)	Principal Occupations During Past 5 Years
Robert L. Young[1] (1963)	President and Principal Executive Officer (2013)	Chief Operating Officer and Director, J.P. Morgan Investment Management Inc. since 2010; Senior Vice President, J.P. Morgan Funds (2005-2010), Chief Operating Officer, J.P. Morgan Funds (2005-2010); Director and various officer positions for JPMorgan Funds Management, Inc. (formerly One Group Administrative Services) and JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) from 1999 to present. Mr. Young has been with JPMorgan Chase & Co. (formerly Bank One Corporation) since 1997.

Laura M. Del Prato (1964)	Treasurer and Principal Financial Officer (2014)	Managing Director, JPMorgan Funds Management, Inc. (since 2014); Partner, Cohen Fund Audit Services, Ltd. (2012-2013); Partner (2004-2012) and various other titles (1990-2004) at KPMG, LLP.

1

Name (Year of Birth)	Positions held with the Funds (since)	Principal Occupations During Past 5 Years
Frank J. Nasta (1964)	Secretary (2008)	Managing Director and Associate General Counsel, JPMorgan Chase since 2008; Previously, Director, Managing Director, General Counsel and Corporate Secretary, J.W. Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds and Seligman Data Corp.; Director and Corporate Secretary, Seligman Advisors, Inc. and Seligman Services, Inc.

Stephen M. Ungerman (1953)	Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Kathryn A. Jackson[2] (1962)	AML Compliance Officer (2012)	Vice President and AML Compliance Manager for JPMorgan Asset Management Compliance since 2011; Senior On-Boarding Specialist for JPMorgan Distribution Services, Inc. in Global Liquidity from 2008 to 2011; prior to joining JPMorgan, Ms. Jackson was a Financial Services Analyst responsible for on-boarding, compliance and training with Nationwide Securities LLC and 1717 Capital Management Company, both registered broker-dealers, from 2005 until 2008.

2

Name (Year of Birth)	Positions held with the Funds (since)	Principal Occupations During Past 5 Years
Elizabeth A. Davin[1] (1964)	Assistant Secretary (2005)	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2012; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2005 until February 2012; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005.

Jessica K. Ditullio[1] (1962)	Assistant Secretary (2005)	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase (formerly Bank One Corporation) since 1990.

John T. Fitzgerald (1975)	Assistant Secretary (2008)	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; formerly, Vice President and Assistant General Counsel, JPMorgan Chase from 2005 until February 2011.

Carmine Lekstutis (1980)	Assistant Secretary (2011)	Vice President and Assistant General Counsel, JPMorgan Chase since 2011; Associate, Skadden, Arps, Slate, Meagher & Flom LLP (law firm) from 2006 to 2011.

Gregory S. Samuels (1980)	Assistant Secretary (2010)	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2014; formerly Vice President and Assistant General Counsel, JPMorgan Chase 2010 until February 2014; Associate, Ropes & Gray (law firm) from 2008 to 2010; Associate, Clifford Chance LLP (law firm) from 2005 to 2008.

3

Name (Year of Birth)	Positions held with the Funds (since)	Principal Occupations During Past 5 Years
Pamela L. Woodley[3] (1971)	Assistant Secretary (2012)	Vice President and Assistant General Counsel, JPMorgan Chase since November 2004.
Michael M. D’Ambrosio (1969)	Assistant Treasurer (2012)	Managing Director JPMorgan Funds Management, Inc. since May 2014; Executive Director, JPMorgan Funds Management, Inc. from July 2012 to May 2014; prior to joining JPMorgan Chase, Mr. D’Ambrosio was a Tax Director at PricewaterhouseCoopers LLP since 2006.
Joseph Parascondola (1963)	Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2006.
Matthew J. Plastina (1970)	Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2010; prior to August 2010, Vice President and Controller, Legg Mason Global Asset Management.
Julie A. Roach[1] (1971)	Assistant Treasurer (2012)	Vice President, JPMorgan Funds Management, Inc. from August 2012; prior to joining JPMorgan Chase, Ms. Roach was a Senior Manager with Deloitte since 2001.
Gillian I. Sands (1969)	Assistant Treasurer (2012)	Vice President, JPMorgan Funds Management, Inc. from September 2012; Assistant Treasurer, Wells Fargo Funds Management (2007–2009).

[1]	Address is 460 Polaris Parkway, Westerville, OH 43082
[2]	Address is 100 White Clay Center Drive, Floor 2, Newark, DE 19711
[3]	Address is 4 New York Plaza, 21st Floor, New York, NY 10004

4

Exhibit B

J.P. MORGAN FUNDS

AUDIT AND VALUATION COMMITTEE CHARTER

(As Amended June 2013)

ORGANIZATION AND MEMBERSHIP

There shall be a committee of the Boards of Trustees* (the “Boards”) of the J.P. Morgan Funds, including the Pacholder High Yield Fund, Inc., (the “Funds”) to be known as the Audit and Valuation Committee (the “Committee”). The Committee shall be composed of Trustees who: (1) are not “interested persons” as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”); (2) do not accept, directly or indirectly, any compensation from the Funds or its affiliates except compensation for services as a member of the Boards or Committees of the Boards; and (3) are independent as defined in the NYSE Amex Company Guide 803A and satisfy the requirements of NYSE Amex Company Guide 803B(2). Each member shall be free of any relationship that would interfere with their exercise of independent judgment as a Committee member. Each member of the Committee must be “financially literate” that is; be able to read and understand fundamental financial statements, including a balance sheet, income statement and cash flow statement.

The Chairman of the Boards shall determine the number of Committee members, which shall be at least three members, and shall nominate the members of the Committee, and shall appoint the Chairperson of the Committee, subject to the approval of the full Boards. The Chairperson of the Committee shall set the agenda for, and preside at, each meeting of the Committee and shall engage in such other activities on behalf of the Committee as shall be determined from time to time by the Committee or as is consistent with current practice.

VALUATION

There Committee shall be charged with assisting the Boards in their oversight of the valuation of Funds’ securities by the Administrator, with assistance from the Adviser and sub-Advisers, to the Funds, and such other duties as shall be determined by the Chairman of the Boards, subject to the approval of the full Boards. The Committee hereby delegates authority to any member of the Committee to respond to inquires on valuation matters and participate in fair

*	The term “Board of Trustees” also refers to “Board of Directors” and the term “Trustee” also refers to “Director.”

1

valuation determinations that occur between meetings of the Committee and such valuation decisions shall be reported to and ratified by the Committee at a subsequent meeting.

The Committee shall consult with and report to the Audit Committee and the Chairman of the Boards. The Boards or the Audit Committee may establish subcommittees of the Audit Committee as they determine appropriate.

MEETINGS

The Committee shall meet periodically, but at least twice per year, either on its own or in conjunction with meetings of the Boards of the Funds, and from time to time as necessary. Meetings of the Committee may be held in person, by video conference or by conference telephone. Where appropriate, the Committee may take action by unanimous written consent in lieu of a meeting.

REPORTING

The Committee Chairperson shall report to the Boards of Trustees on the results of the Committee’s reviews and make such recommendations as the Committee has approved. The Committee will keep minutes of its meetings and will make such minutes available to the full Boards of Trustees for review. Members of the Committee who make valuation decisions between Committee meetings shall report such decisions to the full Committee at a subsequent meeting following any valuation consultation.

PURPOSES

The primary purposes of the Committee are (1) appointment, retention, compensation, and oversight of the Funds’ independent accountants; (2) oversight of the performance of the Funds’ audit, accounting and financial reporting policies, practices and internal controls; (3) approval of non-audit services, as required by the statutes and regulations administered by the Securities and Exchange Commission (the “Commission”), including the 1940 Act and the Sarbanes-Oxley Act of 2002 (the “Sarbanes Act”); and (4) oversight of compliance with the requirements of Regulation S-K and the NYSE Amex applicable to the Pacholder High Yield Fund, Inc.

Audit

The Committee will oversee the quality and objectivity of the Funds’ independent audit and the financial statements of the Funds, act as a liaison between the Boards of Trustees and the Funds’ independent accountants and periodically report to the Boards of Trustees. In performing its duties, the Committee shall have unrestricted access to each Fund’s independent accountants and executive and financial

2

management of the Funds, and such other resources as it may deem appropriate. The independent accountant shall report directly to the Committee.

The existence and activities of the Committee shall not relieve management of any responsibilities to maintain appropriate systems for accounting, internal control and internal audit, nor the Funds’ independent accountants of their responsibilities under applicable professional and legal standards.

Valuation

The Boards have adopted certain valuation procedures and have delegated to the Administrator, with assistance from the Adviser and sub-Advisers, the responsibility for the day-to-day operational aspects of the valuation process. In those instances where the valuation procedures require the action of the Boards, any member of the Committee shall act in lieu of the full Boards with respect to those instances where it may be impracticable or impossible to hold meetings of the entire Boards. Any such interim actions taken by a Committee member with respect to valuation shall be submitted to the full Boards for ratification at the next scheduled meeting of the full Boards.

The Committee shall consult with independent counsel to the Trustees so that they may be apprised of regulatory developments affecting valuation issues.

FINANCIAL EXPERTS

The Committee shall recommend to the Board that the Board designate one or more Committee members as “Audit Committee Financial Experts” (“ACFE”). Such person(s) shall also be presumed to be “financially sophisticated” as required by NYSE Amex Company Guide 803B(2). In recommending that a person be designated an ACFE, the Committee shall consider the factors prescribed by Section 407 of the Sarbanes Act, relevant regulations of the Commission, and such other factors as the Committee deems relevant.

A Committee member designated as ACFE shall not be subject to a different or higher degree of individual responsibility, care or obligation than other members of the Committee. The designation of one or more Committee members as ACFE shall not alter or decrease the duties and obligations of members of the Committee not so designated.

RESPONSIBILITIES

The Committee shall have the following responsibilities:

•	Approve the appointment and compensation of the Funds’ independent accountants.

3

•

Evaluate the independence of the independent accountants, taking into consideration, among other things, whether the independent accountants provide any consulting, audit and other services to the manager, the administrator, the distributor, or their affiliates, and receive the independent accountants’ specific representations as to their independence. In connection with the evaluation of their independence, the independent accounting firm shall make a written report to the Committee, in such detail as the Committee may require, regarding all services the firm has provided or proposes to provide to the Funds’ Adviser, administrator, distributor, or their affiliates. It is a responsibility of the Committee to engage actively in a dialogue with the independent accountants with respect to any disclosed relationship or service that may impact the objectivity and independence of the accountants and to take, or recommend that the full Board take, appropriate action to oversee independence of auditors.

•	Review the arrangements for and scope of the annual audit of the Funds.

•

Review the Funds’ financial statements contained in the annual and other periodic reports to shareholders with Fund management and the independent accountants, and determine whether the independent accountants are satisfied with the disclosure and content of the annual financial statements. In addition, the Committee should obtain representations from Fund management as to its assessment of the adequacy of accounting policies and procedures.

•

Review the final drafts of the Pacholder High Yield Fund, Inc.’s annual financial statements, discuss with management and the independent accountants and decide whether to recommend that the financial statements be included in such Fund’s annual report.

•

Prepare an audit committee report as required by Item 306 of Regulation S-K to be included in the proxy statements relating to the election of directors with respect to the Pacholder High Yield Fund, Inc.

•

Meet with independent counsel for the Independent Trustees and Fund Counsel in order to be informed on legal issues having the possibility of impacting the financial reporting process. This would include items of industry-wide importance and internal issues such as litigation.

•	Review the form of opinion the independent accountants propose to render to the Board and shareholders.

•	Meet periodically with the independent accountants in executive session.

•	Receive reports regarding the state of financial and audit compliance and audit compliance procedures.

4

•	Receive reports of the Adviser regarding the state of the Funds’ internal controls and, in the presence of the independent accountants, discuss these reports with management.

•

The Chairman and at least one other Committee member shall participate in reviews of the financial statements for the Funds prior to distribution to shareholders and shall report to the Committee on such reviews.

•

Review and approve recommendations by the Administrator for changes to the Funds’ valuation policies for submission to the entire Board for its approval, oversee the implementation of the Funds’ valuation policies by the Administrator, and determine whether to approve the fair value recommendations for specific investments pursuant to the Funds’ valuation policies; and

•	To review and act on such other matters as referred to the Committee by the Governance Committee or the Boards.

Periodically, as the Committee deems appropriate, the Committee shall:

•	Consider the effect of any changes in accounting principles or practices proposed by management or the independent accountants.

•

Consider and pre-approve any non-audit services to be provided by the independent accountants to the Funds or to the Funds’ Adviser or “Service Affiliates” (if the service provided by the independent accountant to that Service Affiliate relates directly to the operations and financial reporting of the Funds) and the fees to be charged for such non-audit services. For purposes of this Audit Committee Charter, Service Affiliates include any entity controlling, controlled by, or under common control with the Funds’ Adviser that provides ongoing services to the Funds.

•	Review the scope of any internal audits to be performed that impact the operations and financial reporting of the Funds and any related findings of the internal auditors.

•	Review, as necessary, the impact of any material valuation events on the Funds’ financial statements.

•

Undertake such other investigations and consider such other matters of a financial nature including comments by the Securities and Exchange Commission or any other regulators (of the Adviser or the Funds) as the Committee deems appropriate.

•

Review with the Adviser any comments or criticisms from the Commission or any other regulators related to the financial statements of the Funds as brought to the attention of the Committee and establish procedures, to the extent necessary, for monitoring the resolution of such issues.

5

•

Maintain procedures (a summary of which is attached hereto as Exhibit A) for the confidential, anonymous submission by employees and officers of the Funds, their affiliates, or any other provider of accounting related services of concerns or complaints regarding any accounting, internal audit controls or audit matter and the retention of records related to the retention and treatment of such concerns in accordance with the requirements of the Sarbanes Act and to address reports from attorneys or auditors of possible violation of federal or state law or fiduciary duty.

•

Establish procedures (a copy of which is attached hereto as Exhibit B) for the receipt, retention, and treatment of complaints received by the Pacholder High Yield Fund, Inc., its investment Adviser, administrator, or any other provider of accounting services related to the Fund, internal accounting controls, or auditing matters.

RELIANCE ON SERVICE PROVIDERS

The Administrator and Adviser shall inform the Committee of matters requiring Committee oversight as required in this Charter. The Committee may rely on management and other service providers to supply information reasonably necessary for the Committee to carry out its responsibilities. The Chairman of the Committee shall be responsible for assuring that each item that is a responsibility of the Committee shall be placed on the agenda of the Committee for at least one meeting during each year.

INDEPENDENT COUNSEL OR ADVISERS

The Committee is authorized to engage independent counsel or other advisers to assist it in carrying out its responsibilities. The costs of engaging independent counsel or other advisers will be borne by the Funds.

ANNUAL REVIEW

The Committee shall review and reassess the adequacy of this Charter at least once per year.

AMENDMENTS

The Board may amend this Charter by a vote, including a vote of a majority of the Independent Trustees.

LIMITS ON COMMITTEE RESPONSIBILITY

The Committee is not responsible for either the preparation of the financial statements or the auditing of the financial statements. Management of the Funds

6

has the responsibility for preparing the financial statements and implementing internal controls, and disclosure controls and procedures, and the independent accountants have the responsibility for auditing the financial statements. The independent accountants also will consider the internal control over financial reporting for the purpose of determining the nature, timing and extent of their audit procedures; any material weaknesses or significant deficiencies identified during the audit will be communicated to the Committee. The review of the financial statements by the Committee is not of the same scope or quality as the audit performed by the independent auditors.

The responsibilities of the Committee do not include reviews of the valuation and calculation of the net asset value of any of the Funds, as this responsibility is central to the oversight role of the Boards as a whole. In addition, subject to the general oversight responsibility of the Boards, day-to-day responsibility for valuation decisions on behalf of the Funds has been delegated to the Administrator, with assistance from the Adviser and sub-Advisers. Accordingly, neither the Committee nor its individual members are in any way responsible for the day-to-day operational aspects of the valuation process.

7

Exhibit C

JPMORGAN FUNDS

GOVERNANCE COMMITTEE CHARTER

(As Amended February 16, 2012)

ORGANIZATION

There shall be a committee of the Boards of Trustees* (the “Boards”) of the JPMorgan Funds, including the Pacholder High Yield Fund, Inc., (the “Funds”) to be known as the Governance Committee (the “Committee”). With respect to the Pacholder High Yield Fund, Inc., the Governance Committee shall function as the Nominating Committee and Compensation Committee for purposes of Sections 804 and 805 of the NYSE Amex Company Guide. The Committee shall be composed solely of Trustees who are not “interested persons” of the Funds as defined by the Investment Company Act of 1940, as amended, and who are independent as defined in the NYSE Amex Company Guide 803A and satisfy the requirements of NYSE Amex Company Guide 803B(2) (“Independent Trustees”). The Chairman of the Boards shall determine the number of Committee members, shall nominate the members of the Committee and shall appoint the Chairperson of the Committee, subject to the approval of the full Boards. The Chairperson of the Committee shall set the agenda for, and preside at, each meeting of the Committee and shall engage in such other activities on behalf of the Committee as shall be determined from time to time by the Committee.

MEETINGS

The Committee may meet either on its own or in conjunction with meetings of the Boards. Meetings of the Committee may be held in person, by video conference or by conference telephone. Where appropriate, the Committee may take action by unanimous written consent in lieu of a meeting.

RESPONSIBILITES

The duties of the Committee are:

•

to select and nominate persons for election or appointment as Trustees including Independent Trustees and Trustees who are interested persons of the Funds (i) as additions to the Boards, (ii) to fill vacancies which,

*	The term “Board of Trustees” also refers to “Board of Directors” and the term “Trustee” also refers to “Director”.

1

from time to time, may occur in the Boards, (iii) for election by the Funds’ shareholders at meetings called for the election of Trustees, including the Pacholder High Yield Fund, Inc.’s annual meeting, and (iv) for election by holders of preferred shares of the Pacholder High Yield Fund, Inc. voting as a separate class;

•	to review from time to time the compensation payable to the Trustees and to make recommendations to the Boards with respect thereto;

•	to establish Trustee expense policies;

•	to review and evaluate from time to time the functioning of the Boards and the various committees of the Boards and to make recommendations to the Boards with respect thereto;

•	to consider and recommend the appointment or removal of the Funds’ Senior Officer;

•	to consider and approve the compensation of the Funds’ Senior Officer;

•	to approve the retention and compensation of consultants, experts or staff as may be reasonably necessary to assist the Senior Officer in the performance of his or her duties;

•	to receive compliance reports from the Funds’ Senior Officer at regular meetings of the Committee and, as necessary, between meetings of the Boards;

•	to select independent legal counsel to the Independent Trustees and recommend the retention of such counsel to the Independent Trustees;

•	to select legal counsel to the Funds and recommend the retention of such counsel to the Board of Trustees and to provide ongoing monitoring of counsel’s fees;

•	to consult with independent counsel for the Independent Trustees so that the Committee may be apprised of regulatory developments affecting governance issues;

•	to oversee and report to the Boards on the risk management processes for the Funds;

•	to oversee on going civil litigation affecting the Funds, the Adviser or the Board of Trustees;

•	to oversee regulatory issues or deficiencies affecting the Funds (except with respect to financial matters considered by the Audit Committee);

•	to establish and revise, as appropriate, a Trustee Investment Policy concerning Trustee investments in the Funds;

2

•	to oversee and review matters with respect to service providers to the Funds (except with respect to auditors);

•	to review from time to time shareholder correspondence to the Boards; and

•	to select and recommend continuing education and industry seminars; and

•	to review and act upon such other matters as are referred to the Committee by the Boards.

NOMINATION OF TRUSTEES

After a determination by the Committee that a person should be nominated as an additional Trustee, or as soon as practical after a vacancy occurs or it appears that a vacancy is about to occur for a Trustee position on any of the Boards, the Committee shall nominate a person for appointment by a majority of the members of the Boards to add to the Boards or to fill the vacancy. Prior to a meeting of the shareholders of the Funds called for the purpose of electing Trustees, the Committee shall nominate one or more persons for election as Trustees at such meeting.

Evaluation by the Committee of a person as potential nominee to serve as a Trustee should include (but need not be limited to):

•

upon advice of independent legal counsel to the Boards, whether or not a person being considered for nomination as an Independent Trustee is “independent” and whether the person is otherwise qualified under applicable laws and regulations to serve as a Trustee of the Funds;

•	whether or not the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of an Independent Trustee;

•

the contribution which the person can make to the Boards and the Funds, with consideration being given to the person’s business experience, education and such other factors as the Committee may consider relevant;

•	the character and integrity of the person;

•	desirable personality traits of the individual including independence, leadership and the ability to work with the other members of the Boards; and

•	consistent with the Investment Company Act of 1940, as amended (the “1940 Act”), the Committee may consider recommendations from management in its evaluation process as it deems appropriate.

3

The Committee shall review nominees recommended to the Board by shareholders and shall evaluate such nominees in the same manner as it evaluates nominees identified by the Committee.

As long as any Class of any Fund is subject to any provision of the 1940 Act and/or any rule or regulation adopted thereunder that requires that the selection and nomination of the Independent Trustees of a Fund be limited solely to the discretion of the Independent Trustees, the Committee shall comply with such requirements.

In seeking out potential nominees and in nominating persons to serve as Independent Trustees of the Funds, the Committee shall not discriminate against any person based on his or her race, religion, national origin, sex, physical disability and other factors not relevant to the person’s ability to serve as an Independent Trustee.

REVIEW OF COMPENSATION

At least annually, the Committee shall review and recommend the amount of compensation payable to the Independent Trustees and other Trustees who are not employees of any adviser or principal underwriter of any Fund and report its findings and recommendation to the Boards. Compensation shall be based on the responsibilities and duties of the Independent Trustees and such other Trustees and the time required to perform these duties. The Committee shall also make recommendations to the Boards regarding matters related to compensation, including deferred compensation plans, expense reimbursement policies and policies for the Independent Trustees and such other Trustees, and shall monitor any and all such policies and deferred compensation plans.

EVALUATION FACTOR

The Committee shall consider, be responsible for and implement any periodic self-evaluation process of the Boards and all committees of the Boards.

SELECTION OF COUNSEL

The Committee shall consider and oversee the selection of independent legal counsel to the Independent Trustees in accordance with Rule 0-1(a)(6) under the 1940 Act and shall recommend such counsel to the Independent Trustees. In making such selection the Committee will examine and monitor such legal counsel’s client relationships in order to ascertain continued independence.

SHAREHOLDER COMMUNICATIONS

The Committee will review shareholder correspondence to the Boards. Shareholders wishing to send communications to any of the Boards or specific

4

members of such Boards will be directed to submit communications only in written form. All such shareholder communications should clearly identify the specific Boards or specific Board members to which each communication is directed and should be sent to the attention of the Trust’s Secretary, at 270 Park Avenue, New York, New York 10017 in the first instance. The Trust’s Secretary will maintain a copy of any such communication and promptly forward each such communication to the Committee no less frequently than monthly. The Committee will periodically review such communications and determine how to respond. Other Trustees will receive, no less frequently than quarterly, a summary of all shareholders communications received during the prior quarter, which summary shall specifically identify the substance of all such communications.

REVIEW OF COMMITTEE AND CHARTER

The Committee shall periodically review the role of the Committee and this Charter and make recommendations to the Independent Trustees with respect thereto.

MAINTENANCE OF CHARTER

Each Fund shall maintain and preserve in an easily accessible place a copy of the Committee Charter established for the Fund and any modification to the Charter.

5

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours

VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope

VOTE IN PERSON Attend Shareholder Meeting 270 Park Avenue New York, NY 10017 on July 23, 2014

Please detach at perforation before mailing.

PROXY	J.P. MORGAN ACCESS MULTI-STRATEGY FUND, L.L.C.	PROXY
J.P. MORGAN ACCESS MULTI-STRATEGY FUND II
SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON JULY 23, 2014

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. The undersigned hereby appoints Wendy Setnicka, Elisaida Poueriet and Joseph Parascondola, and each of them separately, proxies, with power of substitution to each, and hereby authorizes them to represent and to vote, as designated below, at the Special Meeting of Shareholders of J.P. Morgan Access Multi-Strategy Fund, L.L.C. and J.P. Morgan Access Multi-Strategy Fund II (each, a “Fund”; collectively, the “Funds”), to be held on July 23, 2014, at 11:00 a.m., Eastern Time, at the offices of the Trust at 270 Park Avenue, New York, New York 10017, and at any adjournments thereof (each, a “Meeting”), all of the shares of the Fund which the undersigned would be entitled to vote if personally present. The undersigned hereby revokes any proxy previously given.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSALS ON THE REVERSE SIDE OF THIS CARD.

VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503

Note: Please sign your name exactly as it appears on this card. If you are a joint owner, each owner should sign. When signing as executor, administrator, attorney, trustee, or guardian, or as custodian for a minor, please give your full title as such. If you are signing for a corporation, please sign the full corporate name and indicate the signer’s office. If you are a partner, sign in the partnership name.

Signature

Signature (if held jointly)

Date

PLEASE SIGN, DATE AND RETURN THIS PROXY CARD IN THE ENCLOSED ENVELOPE

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the

Shareholder Meeting to Be Held on July 23, 2014

The Proxy Statement and Proxy Card for this Meeting are available at:

https://www.proxy-direct.com/jpm-25755

IF YOU VOTE ON THE INTERNET OR BY TELEPHONE,

YOU NEED NOT RETURN THIS PROXY CARD

Funds	Funds
J.P. Morgan Access Multi-Strategy Fund II	J.P. Morgan Access Multi-Strategy Fund, L.L.C.

Please detach at perforation before mailing.

The Board of Trustees unanimously recommends that you vote “FOR” the proposal as described in the Proxy Statement. In their discretion, the proxies are authorized to vote on any other business as may properly come before the Meeting or any adjournment or postponement thereof.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example:    ¢

1.	To elect the current thirteen (13) Trustees:							FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
01.	Dr. Matthew Goldstein	02.	John F. Finn	03.	Robert J. Higgins	04.	Peter C. Marshall	☐	☐	☐
05.	Mary E. Martinez	06.	Marilyn McCoy	07.	Mitchell M. Merin	08.	William G. Morton, Jr.
09.	Dr. Robert A. Oden, Jr.	10.	Marian U. Pardo	11.	Frederick W. Ruebeck	12.	James J. Schonbachler
13.	Frankie D. Hughes

INSTRUCTIONS: To withhold authority to vote for any individual Trustee nominee(s), mark the box “FOR ALL EXCEPT” and write the nominee’s number on the line provided below.

2.	To transact such other business as may properly come before the Meeting and any adjournments or postponements thereof.

		YES	NO
	Please indicate if you plan to attend the meeting in person.	☐	☐

*NOTE: IF YOU PLAN TO ATTEND THE MEETING IN PERSON, YOU WILL BE REQUIRED TO PRESENT A VALID FORM OF GOVERNMENT-ISSUE PHOTO IDENTIFICATION AND PROOF OF OWNERSHIP OF FUND SHARES.